                                                                   EXHIBIT 10.17

                              EMPLOYMENT AGREEMENT
                              --------------------

     EMPLOYMENT AGREEMENT made as of the 13th day of September, 1996 by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation (hereinafter the "Company") and RICHARD SCHUSTER, residing at 11 Clearmeadow Court, Woodbury, New York 11797 (hereinafter called the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to enter into an Employment Agreement with Employee to supersede the Employee's current Employment Agreement between the Company and the Employee; and

     WHEREAS, Employee desires to enter into an Employment Agreement with the Company.

     NOW, THEREFORE, it is agreed as follows:

     1.   PRIOR AGREEMENTS SUPERSEDED.  This Agreement supersedes any employment
          ---------------------------
or consulting agreements, oral or written, entered into between Employee and the Company prior to the date of this Agreement.

     2.   RETENTION OF SERVICES.  The Company hereby retains the services of
          ---------------------
Employee, and Employee agrees to furnish such services, upon the terms and conditions hereinafter set forth.

     3.   TERM.   Subject to earlier termination on the terms and conditions
          ----
hereinafter provided, the term of this Agreement shall be for a continually renewing five (5) year term so that Employee's unexpired term of employment shall always be at least five (5) years from any notice of termination of his employment without cause from the Company.
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     4. DUTIES AND EXTENT OF SERVICES DURING PERIOD OF
        ----------------------------------------------
        EMPLOYMENT.
        ----------

        During the term of employment, Employee shall be employed as Vice President of the Company. In such capacity, Employee agrees that he shall serve the Company under the direction of the Board of Directors of the Company to the best of his ability, shall perform all duties incident to his offices on behalf of the Company and shall perform such other duties as may from time to time be assigned to him by the Board of Directors of the Company. Employee shall also serve in similar capacities of such of the subsidiary corporations of the Company as may be selected by the Board of Directors and shall be entitled to such additional compensation therefor as may be determined by the Board of Directors of the Company. Notwithstanding the foregoing, it is understood and agreed that the duties of Employee during the period of employment shall not be inconsistent with (i) his position and title as a Senior Executive of the Company; or (ii) with those duties ordinarily performed by a comparable executive officer. The Company shall not require Employee to be employed in any location other than New York City and Long Island, New York, unless he consents in writing to such location.

     5.   REMUNERATION.  (a)  During the period of employment, Employee shall be
          -------------
entitled to receive the following compensation for his services:

          (i) The Company shall pay to Employee a salary at the rate of $226,545 per annum, payable in weekly installments, or in such other manner as shall be agreeable to the Company and Employee.

         (ii) In addition to his salary, Employee shall receive an increment in an amount equal to the cumulative cost of living on $226,545 as reported in the "Consumer Price Index, New

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York Northeastern New Jersey, all items" published by the United States
Department of Labor, Bureau of Labor Statistics (using January 1996 as the base date for computation). Such cost of living increment with respect to the aforesaid salary of Employee shall be made semi- annually as follows:

          A. With respect to the first six months of each fiscal year of the Company during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of the eighth month of such fiscal year; and

          B. With respect to the last six months of each fiscal year of the Company during the period of employment, such increment shall be calculated and payable cumulatively on or before the first day of the second month of the following fiscal year of the Company.

     The first calculation shall be made on or before September 15, 1997 with respect to the period September 13, 1996 through September 15, 1997. If Employee's employment shall terminate during any six-month period referred to in this sub- paragraph 5(ii), then the cost of living increment provided for herein shall be prorated accordingly.

     (iii) Not later than one hundred twenty (120) days after the end of the fiscal year of the Company and each subsequent fiscal year of the Company ending during the period of employment, the Company shall pay to Employee, as incentive compensation, an amount equal to THREE AND ONE-THIRD (3-1/3%) PERCENT of the Consolidated Pretax Earnings of the Company. For purposes hereof, the term "Consolidated Pretax Earnings" of the Company shall mean, with respect to any fiscal year, the consolidated income, if any, of the Company for such fiscal year as set forth in the audited, consolidated financial statements

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

       of the Company and its subsidiaries included in its Annual Report to Stockholders for such fiscal year, before deduction of taxes based on income or of the incentive compensation to be paid to Employee for such fiscal year under this Agreement.

       6.   EMPLOYEE BENEFITS; EXPENSES.  (a)  During the period of employment,
            ---------------------------
the Company shall continue to provide at its expense, life insurance to Employee in the face amount of $1,000,000.

       (b) During the period of employment, Employee shall be eligible to participate in the Company's stock option and stock purchase plans to the extent determined in the sole discretion of the Board of Directors of the Company or a committee thereof.

       (c) During the period of employment, Employee shall be furnished with office space and facilities commensurate with his position and adequate for the performance of his duties; he shall be provided with the perquisites customarily associated with the position of a Senior Executive of the Company; and he shall be entitled to regular vacations during each year of not less than four weeks in the aggregate. Any such vacation time not used by Employee in any one year shall accumulate to his benefit in the succeeding years and, to the extent not previously used as of the termination of the period of employment, Employee shall be paid in cash in lieu of such unused vacation.

       (d) It is contemplated that during the period of employment, Employee may be required to incur out-of-pocket expenses in connection with the performance of his services hereunder, including expenses incurred for travel and business entertainment. Accordingly, the Company shall pay, or reimburse Employee for all out-of-pocket expenses reasonably incurred by Employee in the performance of his duties hereunder in accordance with the usual procedures of the

Company. Notwithstanding the foregoing, in recognition that Employee will be required during the term of this Agreement to do a considerable amount of local driving in connection with his services hereunder, the Company shall provide Employee with the use of a suitable automobile and all expenses incidental throughout the term of this Agreement.

          (e) All benefits to Employee specifically provided for herein shall be in addition to, and shall not diminish, (i) such other benefits and/or compensation as may hereafter be granted to or afforded to Employee by the Board of Directors of the Company, (ii) any rights which Employee may have or may acquire under any hospitalization, life insurance, pension, profit sharing, incentive compensation or other present or future employee benefit plan or plans of the Company; and (iii) all medical reimbursement up to $5,000 per annum for all medical expenses not covered by Company plans.

          (f) In the event of the death of Employee during the course of his employment hereunder, the Company shall continue to pay to Employee's widow, or to such other person or persons as may be designated by Employee in his Will, or to his Estate in the event of Employee's intestacy, one-half (1/2) of the compensation to which Employee is entitled pursuant to paragraph 5 hereunder for the balance of the period covered by this Agreement.

     7.   DISABILITY.  If Employee, during the period of employment, becomes
          ----------
unable for nine consecutive months or more, due to ill health or other incapacity, to perform his services hereunder, the Company may thereafter, upon at least 90 days' written notice to Employee, place him on disability status. After such action by the Company, Employee shall continue to receive one-half (1/2) of the sum of the last salary paid to Employee under paragraph 5(a)(i) and
(ii) hereof and any

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

increment thereto payable under paragraph 5(a)(iii) hereof until the end of the period of employment or until his disability ends.

     8. CONFIDENTIAL INFORMATION.  Employee recognizes and acknowledges that
        ------------------------
confidential information of various kinds, including marketing analysis and product development information are valuable, special and unique assets of its business. Accordingly, Employee will not, during the term of this Agreement, except in the performance of his services hereunder, disclose any such confidential information to any individual or entity for any reason or purpose whatsoever and will not use any such confidential information for his own benefit. The provisions of this paragraph 8 will not apply to information available in trade or other publications, information known to Employee at the time he entered the employ of the Company, and information which presently is or shall become available without committing a tortious act.

     9. NON-COMPETITION.  Employee agrees that, during the term of this
        ---------------
Agreement, he will not, without the prior written approval of the Board of Directors of the Company, directly or indirectly, through any other individual or entity, (a) become an officer or employee of, or render any services, including consulting services, to, any competitor of the Company, (b) solicit, raid, entice or induce any customer of the Company to cease purchasing goods or services from the Company or to become a customer of any competitor of the Company, and Employee will not approach any customer for any such purpose or authorize the taking of any such actions by any other individual or entity, or
(c) solicit, raid, entice or induce any employee of the Company, and Employee will not approach any such employee for any such purpose or authorize the taking of any such action by any other individual or entity. However, nothing contained in this paragraph 9 shall be construed as preventing Employee from investing his assets in such form or manner as will not

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

require him to become an officer or employee of, or render any services (in-cluding consulting services) to, any competitor of the Company.

     10.     TERMINATION FOR CAUSE.  (a) The Company recognizes that, for a
             ---------------------
period of several years during which Employee has been employed and/or associated with the Company, the Company has been intimately familiar with the ability, competence and judgment of Employee, which are acknowledged to be of the highest caliber. Accordingly, the Company and Employee agree that Employee's services hereunder may be terminated by the Company for an act of moral turpitude materially adversely affecting the financial interest of the Company.

             (b) If the Company terminates Employee's employment hereunder for any reason other than as set forth in paragraph 10(a) hereof, Employee's compensation shall continue to be paid to him as provided in paragraph 5 hereunder for the remainder of the term of this Agreement. Employee shall have no duty to mitigate the Company's damages hereunder. Therefore, no deduction shall be made by the Company for any compensation earned by Employee from other employment or for monies or property otherwise received by Employee subsequent to such termination of his employment hereunder. Employee and the Company acknowledge that the foregoing provisions of this paragraph 10(b) are reasonable and are based upon the facts and circumstances of the parties at the time of entering into this Agreement, and with due regard to future expectations.

     11.  CONSOLIDATION OR MERGER.  In the event of any consolidation or merger
          -----------------------
of the Company into or with any other corporation during the term of this Agreement, or the sale of all or substantially all of the assets of the Company to another corporation during the term of this Agreement, such successor corporation shall assume this Agreement and become obligated to perform all of the terms and provisions hereof applicable to the Company, and Employee's obligations hereunder shall continue in favor of such successor corporation.

     12.  NOTICES.  Any notice to be given to the Company hereunder shall
          -------
be deemed sufficient if addressed to the Company in writing and delivered or mailed by certified or registered mail to its offices at 6000 New Horizons Blvd., Amityville, New York 11701, or such other address as the Company may hereafter designate. Any notice to be given to Employee hereunder shall be delivered or mailed by certified or registered mail to him at: 11 Clear Meadow Court, Woodbury, New York 11797, or such other address as he may hereafter designate.

     13.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon
          ----------------------
and inure to the benefit of the successors and assigns of the Company, unless clearly inapplicable, reference herein to the Company shall be deemed to include any such successor. In addition, this Agreement shall be binding upon and inure to the benefit of the Employee and his heirs, executors, legal repre-sentatives and assigns; provided, however, that the obligations of Employee hereunder may not be delegated without the prior written approval of the Board of Directors of the Company.

     14.  AMENDMENTS.  This Agreement may not be altered, modified, amended or
          ----------
terminated except by a written instrument signed by each of the parties hereto.

     15.  APPLICABLE LAW.  This Agreement shall be governed by, construed
          --------------
and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  NU HORIZONS ELECTRONICS CORP.


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:

                                  ----------------------------------
                                  RICHARD SCHUSTER, EMPLOYEE

                                   AGREEMENT
                                   ---------


     AGREEMENT made as of the 13th day of September, 1996 by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation (hereinafter called the "Company") and RICHARD SCHUSTER, residing at 11 Clearmeadow Court, Woodbury, New York 11797 (hereinafter called the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to continue to employ the Employee, and the Company acknowledges that its entering into this agreement is a condition to the Employee's willingness to continue such employment; and

    WHEREAS, Employee desires to continue to be employed by the Company, and the Employee acknowledges that his entering into this agreement is a condition to the Company's willingness to continue such employment;

    NOW, THEREFORE, it is agreed as follows:

    1.   CHANGE OF CONTROL.   (a)  In the event there shall be a change in the
         -----------------
present control of the Company as hereinafter defined, or in any person directly or indirectly presently controlling the Company, as hereinafter defined, Employee shall have the option, exercisable within six (6) months of his becoming aware of such event, to terminate his employment by the Company pursuant to the Employment Agreement dated September 13, 1996 between the Company and the Employee forthwith. Upon such termination, Employee shall have the right to immediately receive as a lump sum payment an amount equal to, subject to Section 1(b) below, three (3) times the average of the total annual compensation paid by the Company to Employee, with respect to the five fiscal years of the Company prior to the change of control, minus $100.00.

    (b) The payment to be made pursuant to Section 1(a) above shall be made by the Company to the Employee in an amount (net of the Federal and State income tax thereon computed at the marginal regular Federal and State income tax rates of the Employee in the tax year in which this payment is made and also net of any excise, penalty or other similar tax) which shall cause the net after tax amount (calculated as provided in the foregoing parenthetical clause) received by the Employee with respect to the payment made under Section 1(a) to be equal to the amount set forth in Section 1(a) above, at the time of such payment and without consideration for the time value of money.

    (c) For purposes of this Agreement, a change in control of the Company, or in any person directly or indirectly controlling the Company, shall mean:

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

          (i) A change in control as such term is presently defined in Regulation 240.12b-2 under the Securities Exchange Act of 1934 ("Exchange Act); or

          (ii) if any "person" (as such term is used in Sectiom 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifteen (15%) percent of the voting power of the Company's then outstanding securities; or

          (iii) if during any period of two (2) consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof.

     2.    CONSOLIDATION OR MERGER.  In the event of any consolidation or merger
           -----------------------
of the Company into or with any other corporation during the term of this Agreement, or the sale of all or substantially all of the assets of the Company to another corporation, person or entity during the term of this Agreement, such successor corporation shall assume this Agreement and become obligated to perform all of the terms and provisions hereof applicable to the Company, and Employee's obligations hereunder shall continue in favor of such successor corporation.

     3.    NOTICES.  Any notice to be given to the Company hereunder shall be
           -------
deemed sufficient if addressed to the Company in writing and delivered or mailed by certified or registered mail to its offices at 6000 New Horizons Boulevard, Amityville, New York 11701, or such other address as the Company may hereafter designate. Any notice to be given to Employee hereunder shall be delivered or mailed by certified or registered mail to him at: 11 Clearmeadow Court, Woodbury, New York 11797 or such other address as he may hereafter designate.

     4.    SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the successors and assigns of the Company, and unless clearly inapplicable, all references herein to the Company shall be deemed to include any such successor. In addition, this Agreement shall be binding upon and inure to the benefit of the Employee and his heirs, executors, legal representatives and assigns; provided, however, that the obligations of Employee hereunder may not be delegated without the prior written approval of the Board of Directors of the Company.

     5.    AMENDMENTS.  This Agreement may not be altered, modified, amended or
           ----------
terminated except by a written instrument signed by each of the parties hereto.

     6.    APPLICABLE LAW.  This Agreement shall be governed by, construed and
           --------------
enforced in accordance with the laws of the State of New York, without regard to conflicts of laws.

     7.    NO RIGHT TO EMPLOYMENT.    This Agreement shall not be construed to
           -----------------------
grant to the Employee any right to continue to be employed by the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             NU HORIZONS ELECTRONICS CORP.



                             By:
                                ____________________________
                                Arthur Nadat
                                President


                                ____________________________
                                Richard Schuster

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